BERRY PLASTICS GROUP, INC.
NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, made as of [  ], 2006 (the “Grant Date”), between Berry Plastics Group, Inc. (the “Company”), and [ ] (the “Optionee”).

WHEREAS, the Company has adopted the Berry Plastics Group, Inc. 2006 Equity Incentive Plan (the “Plan”) in order to provide additional incentive to certain employees, officers, consultants and directors of the Company and its Subsidiaries; and

WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option.

1.1 The Company hereby grants to the Optionee the right and option (the “Option”) to purchase all or any part of an aggregate of [ ] whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement and the Plan.

1.2 The Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the Plan (which is incorporated herein by this reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the definitions set forth in the Plan.

2. Exercise Price.

The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option; to the extent vested and exercisable, shall be $[  ] per Share.

3. Duration of Option.

The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date; provided, however, that the Option may be earlier terminated as set forth herein.

4. Vesting and Exercisability of Option.

(a) Subject to the terms and conditions of this Agreement and the Plan, upon the achievement of the EBITDA Target established for each fiscal year or portion thereof as set forth on Exhibit A hereto, the Option shall become vested and exercisable with respect to the percentage of the total number of Shares covered by the Option indicated on Exhibit A next to such EBITDA Target as of the date that the Committee determines that such EBITDA Target

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has been achieved (the “Determination Date”). Notwithstanding anything contained in this Agreement or the Plan to the contrary, in the event that an Optionee’s employment is terminated other than for Cause, following either (i) the end of a fiscal year during the Performance Period, or (ii) the end of the Performance Period, but, in either case, prior to the Determination Date with respect to such period, the Optionee will be entitled to vesting, if any (to the extent EBITDA Targets are achieved), with respect to such period as of the applicable Determination Date; provided that such Determination Date occurs prior to the expiration of the post-termination exercise period as set forth in Section 6.1 or 6.2 herein, as applicable. In the event that the EBITDA Target for any fiscal year or portion thereof in a Performance Period is not achieved (such fiscal year, a “Missed Year”) and the EBITDA Target with respect to (x) the immediately preceding fiscal year (except in the case that the Missed Year is the first fiscal year in the Performance Period), or (y) the immediately following fiscal year (except in the case that the Missed Year is the last year in such Performance Period), is exceeded (each such immediately preceding or immediately following year, an “Excess Year”), then the excess of EBITDA over the EBITDA Target for such Excess Year or Excess Years (the excess with respect to an Excess Year, the “Excess EBITDA”) shall be applied to the Missed Year, and if the application of such Excess EBITDA results in EBITDA with respect to the Missed Year equal to or in excess of the EBITDA Target with respect to such Missed Year, then the number of Shares that failed to vest by reason of the Company’s failure to achieve the EBITDA Target for the Missed Year shall become vested on the date the Committee determines that such EBITDA Target with respect to the Missed Year was achieved with the application of such Excess EBITDA; provided, with respect to any Excess Year, Excess EBITDA for such year may only be applied to one Missed Year; provided, further, that, for such vesting to occur, the Optionee must remain employed by the Company or one of its Subsidiaries for the duration of any such Excess Year and the Missed Year to which any such Excess EBITDA is applied. The Determination Date for any period shall be no later than 30 days following the receipt by the Company of audited financial statements for the fiscal year or portion thereof, as applicable.

(b) The Option shall become vested and exercisable with respect to the total number of Shares remaining unvested, if any, on the ninth anniversary of the Grant Date, provided, that the Optionee remains employed by the Company or one of its Affiliates through such ninth anniversary.

5. Manner of Exercise and Payment.

5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by written notice delivered in person or by mail to the Secretary of the Company, at its principal executive offices. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

5.2 The notice of exercise described in Section 5.1 hereof shall be accompanied by a cash payment in an amount equal to the full exercise price for the Shares in respect of which the Option is being exercised; provided, however, that [following a Termination

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of Employment (i) by the Company without Cause or (ii) by the Optionee after the second anniversary of the Closing following the attainment of (x) age 55 and (y) at least ten years of completed service with the Company and/or its Subsidiaries]1 , or otherwise in the sole discretion of the Committee, payment of the full exercise price for the Shares in respect of which an Option is being exercised may be made in the manner set forth in Section 5.3.

5.3 Subject to Section 5.2 and to applicable law, payment, in full or in part, of the exercise price for the Shares in respect of which an Option is being exercised may be made (a) in the form of unrestricted Shares (by delivery of such Shares or by attestation) already owned by the Optionee (based on the Fair Market Value of Shares on the date the Option is exercised), (b) by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price, and, if requested, the amount of any federal, state, local or foreign withholding taxes or (c) by instructing the Committee to withhold a number of such Shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option.

5.4 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised, the Company shall, subject to Section 15 of the Plan, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective. Each stock certificate representing Shares issuable upon the exercise of the Option shall bear such legends as the Company deems appropriate.

5.5 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full exercise price for the number of Shares in respect of which the Option was exercised and made arrangements acceptable to the Company for the payment of all applicable Withholding Taxes, (ii) the Company shall have issued and delivered the Shares to the Optionee, (iii) the Optionee’s name shall have been entered as a shareholder of record on the books of the Company and (iv) the Optionee has executed such other documents as required by the Company to cause the Optionee to be a party to, and bound by the terms of, the Stockholders Agreement, dated as of [ ] among the Company and such other stockholders party thereto, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

6. Termination of Option. The Option shall terminate on the date that is the tenth anniversary of the Grant Date, unless terminated earlier as follows:

6.1 If the employment of the Optionee is terminated for any reason other than the death or Disability of the Optionee, other than for Cause or other than by reason of Redundancy, the portion of the Option that is not then vested and exercisable shall immediately terminate. To the extent the Option is vested and exercisable as of the date of such termination of employment, the Option shall remain exercisable for a period of ninety (90) days following

1 Not applicable to Boots, Beeler and Heseman, whose Agreements include, in lieu of the bracketed language: “in the event of the Employee’s retirement following the fourth anniversary of the Closing Date” ( “in the event of the Employee’s retirement following the third anniversary of the Closing Date”, in the case of Beeler).

such termination of employment, after which time the Option shall automatically terminate in full.

6.2 If the employment of the Optionee is terminated by reason of the death or Disability of the Optionee or by reason of Redundancy, the Option shall become immediately vested and exercisable with respect to an additional 20% of the total Shares subject to the Option. Any portion of the Option that is not vested and exercisable after giving effect to the immediately preceding sentence shall immediately terminate. If the employment of the Optionee is terminated as set forth in this Section 6.2, to the extent the Option is vested and exercisable as of the date of such termination of employment (after giving effect to additional vesting set forth in this Section 6.2), the Option shall remain exercisable for one year following such termination of employment, after which time the Option shall automatically terminate in full.

6.3 If the employment of the Optionee is terminated for Cause, (i) the Option shall immediately terminate in full whether or not the Option is then vested and exercisable and (ii) the Company shall have the right to purchase from the Optionee and the Optionee shall be required to Sell to the Company, at the election of the Company at any time following such termination of employment, any of the Shares acquired pursuant to the Option at a per share purchase price equal to the lesser of (x) the Fair Market Value of a Share at the time of such purchase by the Company, or (y) the exercise price set forth in Section 2 above. The Company’s right of repurchase described herein shall expire on the later of (i) one year following the date on which the Optionee’s employment is terminated or (ii) the fifth anniversary of the Grant Date.

6.4 Prior to an IPO, upon the termination of the employment or engagement of the Optionee for any reason other than Cause, the Company shall have the right to purchase from such Optionee and the Optionee (or his successor or representative, as the case may be) shall be required to Sell to the Company, at the election of the Company, all Shares acquired by the Optionee pursuant to the exercise of the Option, at a per Share purchase price equal to the Fair Market Value of a Share on the date of such purchase; provided, however, that, at the time the Company exercises its right of repurchase described herein, the Shares acquired by the Optionee pursuant to the exercise of the Option have been held by the Optionee for at least six months. The Company’s right of repurchase described herein shall expire one year following the later of (i) the date on which the Optionee’s employment is terminated or (ii) the date on which the Shares being purchased by the Company were acquired by the Optionee pursuant to the exercise of an Option.

6.5 Prior to an IPO, upon the termination of the employment or engagement of the Optionee by reason of the death, Disability or Retirement of the Optionee, or by reason of Redundancy of the Optionee, the Optionee (or his successor or representative, as the case may be) shall have the right to Sell to the Company and the Company shall be required to purchase from such Optionee (or his successor or representative, as the case may be), at the election of the Optionee, all Shares acquired by the Optionee pursuant to the exercise of the Option, at a per Share purchase price equal to the Fair Market Value of a Share on the date of such Sale; provided, however, that, at the time the Optionee exercises the put right described herein, the Shares being Sold have been held by the Optionee for at least six months. The

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Optionee’s put right described herein shall expire one year following the date on which the Optionee’s employment is terminated.

7. Effect of Change in Control.

Upon a Change in Control the Option shall become vested and exercisable with respect to an additional 20% of the total Shares subject to the Option (e.g., if, immediately prior to a Change in Control, 40% of the total Shares subject to the Option are vested, then following the Change in Control, 60% of the total Shares subject to the Option will have vested). Upon an IRR Event, the immediately preceding sentence shall not apply, and the Option shall become immediately vested and exercisable with respect to an additional 40% of the total Shares subject to the Option (e.g., if, immediately prior to a Change in Control that would constitute an IRR Event, 40% of the total Shares subject to the Option are vested, then following the Change in Control, 80% of the total Shares subject to the Option will have vested).

8. Non-Transferability of Option.

Except as determined by the Committee to accommodate the Optionee’s estate planning, the Option shall not be Sold, transferred or otherwise disposed of other than by will or by the laws of descent and distribution. During the lifetime of the Optionee the Option shall be exercisable only by the Optionee.

9. No Right to Continued Employment.

Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate the Optionee’s employment at any time.

10. Withholding of Taxes.

The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the Withholding Taxes with respect to the Option. If the Optionee is entitled to receive Shares upon exercise of the Option, the Optionee shall make arrangements acceptable to the Company for the payment of the Withholding Taxes prior to the issuance of such Shares.

11. Optionee Bound by the Plan.

The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

12. Modification of Agreement.

This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

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13. Severability.

Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

14. Governing Law.

The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

15. Binding Effect.

This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Optionee without the prior written consent of the Company.

16. Resolution of Disputes.

Any dispute or disagreement that may arise under or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made by the Committee hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

BERRY PLASTICS GROUP, INC.

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EXHIBIT A

EBITDA Targets